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                                  EXHIBIT 23.2

                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 23, 1998, with respect to the financial statements of Advanced Communication Resources, Inc., included in the Registration Statement (Form S-1) and related Prospectus of
USINTERNETWORKING, Inc. dated January 15, 1999.

                                       /s/ Mahoney Cohen
                                       -----------------

New York, New York
January 14, 1999